Commitments- Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Operating Leases, Rent Expense, Net	$ 271,906	$ 259,944
Operating Leases, Future Minimum Payments Due, Next Twelve Months	273,008
Operating Leases, Future Minimum Payments, Due in Two Years	29,278
Operating Leases, Future Minimum Payments Due	302,286
Other Commitment	$ 90,400